3 rd Quarter 2014 Earnings Call October 23, 2014 Exhibit 99.2

Safe Harbor Statement
This presentation contains several “forward-looking statements”. Forward-looking statements are those that use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “may”, “likely”, “should”, “estimate”, “continue”, “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are General Motors
Financial Company, Inc.’s (the “Company’s”) current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission, including the
Company’s Report on Form 10-K for the year ended December 31, 2013. Such risks include - but are not limited to - our ability to close the acquisition of Ally Financial’s equity interest in its auto finance and financial services operations in
China and operate that business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Europe and Latin America, interest rate and currency fluctuations, our financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases we originate, the viability of GM-franchised dealers that are commercial loan customers, the prices at which used cars and end of term leased vehicles are sold in the wholesale markets, and changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on the Company’s forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3
rd
Quarter 2014 Highlights
Operating Results
–
Strong origination volume, driven by
North America loan and lease originations at record levels
Higher retail penetration in the United States, Europe and Latin America
–
U.S. prime lending update
$162 million of prime originations in the quarter, rolled out to approximately 1,600 GM dealers
Expanding offering to all GM dealers on November 1
st
–
Solid profitability with $208 million in pretax earnings in the quarter
China JV Acquisition Update
–
Progressing through the regulatory process and expect to close in late 2014 or early 2015
Financing
–
Raised $3.5 billion in Senior Unsecured Notes in the U.S.
–
Entered into a support agreement with GM which provides for leverage limits and liquidity support to GMF, if needed
–
Upgraded to investment grade by S&P and GMF’s ratings equalized to GM’s across all four agencies (S&P, Moody’s, Fitch and DBRS)

Key Metrics
September 2014 Quarter September 2013 Quarter
($MM)
North
America
1
International
2
Total Co.
North
America
1
International
2
Total Co.
Earnings Before Tax $150 $58 $208
3
$175 $63 $239
3
Ending Earning Assets $20,972 $17,253 $38,225 $15,921 $11,689 $27,610
Total Originations (Loan & Lease)
$ 3,699 $2,140 $5,839
$ 1,997 $ 1,233 $ 3,230
GM as a % of Total Originations 65.5% 87.7% 73.6% 56.0% 85.0% 67.1%
Annualized Net Credit Loss as a % of Avg.
Consumer Finance Receivable
3.2% 0.8% 2.0% 2.8% 0.4% 1.9%
1. United States and Canada
2. Brazil acquired on October 1, 2013; Brazil included in September 2014 metrics but excluded in September 2013 metrics
3. Reflects net impact of intercompany allocations

North America
GM and GMF Penetration Statistics

Sept-14 June-14 Sept-13
GMF as a % of GM Retail Sales
U.S.
10.5% 8.9% 5.7%
Canada 15.5% 27.6% 8.6%
GMF Wholesale Dealer Penetration
U.S.
7.5% 6.7% 4.5%
Canada
9.7% 8.8% 7.3%
GM as % of GMF  Consumer Originations
(GM New / GMF Consumer Loan & lease)
U.S. 62.1% 59.7% 52.3%
Canada 98.8% 99.6% 97.6%

North America
Consumer Loan Originations
Loan origination volume up driven by strong new and used vehicle sales and growth in GM related business, including prime lending
GMF as % of
GM U.S. Subprime 29.0% 30.0%
31.5% 32.7%
32.8%
6
$722
$673
$814
$855
$905
$156
$160
$196
$191
$372
$392
$313
$354
$507
$680
$0
$500
$1,000
$1,500
$2,000
$2,500
Sep-13 Dec-13 Mar-14 Jun-14 Sep-14
Quarterly
($MM)
Loans originated
on new vehicles
by GM dealers
Loans originated
on used vehicles
by GM dealers
Loans originated
on vehicles by
non-GM dealers
$1,270
$1,146
$1,364
$1,553
$1,957

North America
Consumer Loan Credit Performance
Credit metrics impacted by seasonality and normalizing credit environment
–
Credit metrics continue to moderate, reflecting current credit environment and portfolio mix
–
Recovery rates migrating toward historical levels
Comparable performance of GM new remains favorable relative to performance of non-GM
2.8% 3.5% 3.1% 2.3% 3.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
Recovery Rate 58.7%
56.7%
59.1%
61.5%
56.6%
Annualized quarterly
net credit losses
31-60 day
delinquency
61+ day delinquency
Sep-13 Dec-13 Mar-14 Jun-14 Sep-14
Credit Metrics

North America
Lease Originations
Total lease volume up sequentially and year-over-year driven by broader, more competitive product offerings and improved dealer acceptance
GMF as a percentage of GM’s U.S. lease business doubled over the past year
Credit performance reflects the predominantly prime credit profile of the portfolio
At September 30, 2014, substantially all of our leases were current with minimal defaults to date
GM Market Penetration
Sep-13 Sep-14 Sep-13 Sep-14
U.S. Lease 21.3% 22.3% 24.1% 25.6%
Canada Lease 8.1% 15.9% 19.2% 22.1%
GMF as a % of
GM U.S. Lease 1
16.6%
15.2% 17.0%
28.8%
33.2%
1. GMF is exclusive GM lease provider in Canada
8
$577
$383
$519
$1,048
$1,417
$150
$267
$254
$501
$325
$3.1B
$3.4B
$3.7B
$4.7B
$5.8B
Sep-13 Dec-13 Mar-14 Jun-14 Sep-14
Canada Lease Volume ($MM)
U.S. Lease Volume ($MM)
Lease Portfolio ($B)
Industry Average (excluding GM)

North America
Commercial Lending
Floorplan financing represented the largest share of the portfolio at 88%
Roll-out of prime lending program and increases in leasing penetration expected to boost commercial lending growth
$1,357
$1,975
$2,190
$2,373
$2,513
252
309
336
367
406
-
50
100
150
200
250
300
350
400
450
Sep-13 Dec-13 Mar-14 Jun-14 Sep-14
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
Commercial Finance Receivables Outstanding Number of Dealers

International Operations
GM and GMF Penetration Statistics

- Brazil reflected beginning with the December 2013 quarter
Sept-14 June-14 Sept-13
GMF as a % of GM Retail Sales
Europe 39.3% 36.9% 30.7%
Latin America 47.8% 43.3% 33.5%
GMF Wholesale Dealer Penetration
Europe 97.7% 98.4% 97.1%
Latin America 92.1% 93.2% 89.8%
GM as % of GMF  Consumer Originations
(GM New / GMF Consumer Loan and Lease)
Europe 80.0% 80.5% 81.1%
Latin America 95.7% 94.4% 96.0%

International Operations
Loan Origination Volume
Stable origination volume quarter over quarter across International
Operations
- Brazil reflected beginning with the December 2013 quarter
$0
$500
$1,000
$1,500
$2,000
$2,500
Sep-13 Dec-13 Mar-14 Jun-14 Sep-14
Quarterly
($MM)
Latin America
Consumer Loan
Europe Consumer Loan
$1,233
$2,121
$2,048
$2,080
$2,127

International Operations
Consumer Loan Credit Performance
• Credit losses reflect strong performance in Latin America and remain consistently low in Europe
- Brazil reflected beginning with the December 2013 quarter
0.4%
0.8%
0.6%
0.6%
0.8%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
Annualized quarterly
net credit losses
61+ day delinquency
Credit Metrics
31-60 day
delinquency
Sep-13 Dec-13 Mar-14 Jun-14 Sep-14

International Operations
Commercial
Commercial receivable balance and credit performance remain stable
Dealer count down sequentially due to discontinuation of Chevrolet brand in
Europe
- Brazil reflected beginning with the December 2013 quarter
2,387
2,646
2,473
2,241
2,174
$3,889
$4,725
$4,918
$4,741
$4,638
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Sep
-13
Dec -13 Mar-14 Jun -14 Sep-14
Europe Commercial Finance Receivables Outstanding
Latin America Commercial Finance Receivables Outstanding
Number of dealers

Financial Results
Earnings Before Taxes
($MM)
1, 2
YTD earnings drivers:
North America earnings down due to runoff of higher yielding pre-acquisition receivables portfolio, normalizing credit trends, provisioning for asset growth and increased interest expense associated with unsecured debt issuance, with the majority of growth in higher credit quality, lower margin assets
International Operations earnings increased as a result of the Brazil acquisition
Operating expense as a percentage of average earning assets is stable at 3.1% and expected to trend down over time as origination platforms continue to scale
1. Brazil included beginning with the December 2013 quarter
2. Results include acquisition and integration expenses of $7 and $29 million for the three and nine months ended September 30, 2013, respectively
3. Reflects net impact of intercompany allocations
3 3
$208
$150
$58
$239
$175
$63
Total Co. North America International
2014 2013
Three Months Ended September 30,
$695
$504
$202
$673
$564
$100
Total Co. North America International
2014 2013
Nine Months Ended September 30,

Financial Results
Allowance for Loan Losses
Consumer and commercial allowance consistent with credit performance
North America consumer allowance reflective of normalizing credit trends
Consumer and commercial allowance collectively includes reserve for discontinuing Chevrolet brand in Europe, originally established at $15 million in December 2013
Wind down of Chevrolet portfolio in Europe over 90% complete - $11 million of initial reserve released in the first nine months of 2014
2.6%
2.3%
2.3%
2.4%
2.5%
4.4%
4.4% 4.5%
4.5%
4.4%
0.6% 0.8%
0.7%
0.6% 0.5%
1.0%
0.9%
0.7% 0.7%
0.7%
0.0%
2.0%
4.0%
6.0%
Sep-13 Dec-13 Mar-14 Jun-14 Sep-14
Consumer Allowance
Commercial Allowance
North America Only North America Only

Solid Balance Sheet Metrics
Composition of earning assets shifting to more “prime-like” credit profile
–
Subprime loan portfolio represented 30% of ending earning assets at September 30, 2014 and percentage is expected to decline with continued growth in the commercial and lease portfolios and the prime loan rollout in North America
Unsecured debt as a percentage of total debt increased to 32% at September 30,
2014 from 22% at September 30, 2013
GM to provide a $700M equity contribution upon closing of the China JV
$23.7
$29.0
$33.8
Sep-13 Dec-13 Sep-14
Total Debt
($B)
$27.6
$33.3
$38.2
Sep-13 Dec-13 Sep-14
Ending Earning
Assets
($B)
$5.0
$5.0
$5.3
Sep-13 Dec-13 Sep-14
Tangible Net Worth
($B)
Consumer
Lease
Consumer
Loan
Commercial
Loan
Unsecured
Debt
Secured
Debt

Solid Balance Sheet Metrics
Liquidity increase primarily driven by $3.5B in unsecured debt issuance in the quarter
5.4x
6.5x
7.0x
Sep-13 Dec-13 Sep-14
Leverage
Sep-13 Dec-13 Sep-14
Liquidity
($B)
Borrowing capacity Cash
$4.5
$3.9
$8.0
Leverage below support threshold as defined in support agreement (net earning assets to tangible net worth plus outstanding junior subordinated debt)

Funding Overview
Committed credit facilities totaling $18.6B, provided by 27
banks
–
North America: Renewed and upsized Canada lease warehouse to
C$1B from C$800M
–
International Operations: Renewed and/or upsized 11 committed credit facilities in the quarter totaling $1.3 billion of capacity across eight countries
Permanent securitization funding
–
North America:
Lease securitization (144A), $709M - September 2014
AMCAR 2014-3 (subprime loan), $1.0B - August 2014
–
International Operations:
E-Carat 7 Germany (retail loan) €337M/$462M
E-Carat 4 UK (retail loan), £457/$741M – September 2014
Senior note issuances
–
US$1.5B in July 2014 (3 and 5 year tenors)
–
US$2.0B in September 2014 (3 and 7 year tenors)
–
In October 2014, issued inaugural €500M senior note offering in
Europe (5 year tenor)
Credit Facilities
$3.0B
Unsecured
$10.9B
Secured
$22.9B
Credit
Facilities
$6.4B
Securitization
Notes Payable
$16.5B
Sr. Notes
$7.9B
$33.8B
9/30/2014